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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 14, 2007

BI-OPTIC VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-49685	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia St, #1518 Vancouver, British Columbia, Canada	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 689-2646

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Section 7.  Regulation FD

Item 7.01   Regulation FD Disclosure.

Bi-Optic Ventures Inc. (the “Company”) is pleased to announce the appointment of Dr. Linda J. Allison as the new President & CEO of the Company effective immediately.  Mr. Harry Chew has agreed to step down as President & CEO to facilitate the appointment of Dr. Allison.  Mr. Chew will be appointed to the position of Co-Chairman and CFO.  In addition, Dr. Terrance G. Owen, President & CEO of ALDA Pharmaceuticals, will also be appointed as Co-Chairman of the Company.  Refer to the press release in Exhibit 99.1 for additional information.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

    99.1.  Press Release; dated 11/14/2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2007      Bi-Optic Ventures Inc.

                             (Registrant)

/s/ Harry Chew

(Signature)

(Harry Chew, President/CEO/Director)

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